POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CCMI Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER, and CAROL J. HIGHSMITH his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of July, 2003.


                                               /s/ Gary E. Hippenstiel
                                               Gary E. Hippenstiel
                                               Trustee



STATE OF OHIO              )
                                    )       ss:
COUNTY OF HAMILTON         )

         Before me, a Notary Public, in and for said county and state, personally appeared Gary E. Hippenstiel, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of July, 2003.


                                                /s/ Deborah S. Foster
                                                Notary Public

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CCMI Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER, and CAROL J. HIGHSMITH his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of July, 2003.

                                                  /s/ Ronald C. Tritschler
                                                  Ronald C. Tritschler
                                                  Trustee



STATE OF OHIO              )
                                    )       ss:
COUNTY OF HAMILTON         )

         Before me, a Notary Public, in and for said county and state, personally appeared Ronald C. Tritschler, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of July, 2003.


                                                   /s/ Deborah S. Foster
                                                   Notary Public

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CCMI Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER, and CAROL J. HIGHSMITH his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of July, 2003.

                                                 /s/ Stephen A. Little
                                                 Stephen A. Little
                                                 Trustee



STATE OF OHIO              )
                                    )       ss:
COUNTY OF HAMILTON         )

     Before me, a Notary Public, in and for said county and state, personally appeared Stephen A. Little, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 21st day of July, 2003.


                                                  /s/ Deborah S. Foster
                                                  Notary Public

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CCMI Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee and officer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER, and CAROL J. HIGHSMITH his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of July, 2003.


                                              /s/ Timothy L. Ashburn
                                              Timothy L. Ashburn
                                              Trustee, President and Secretary



STATE OF OHIO              )
                                    )       ss:
COUNTY OF HAMILTON         )

     Before me, a Notary Public, in and for said county and state, personally appeared Timothy L. Ashburn, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 21st day of July, 2003.


                                               /s/ Deborah S. Foster
                                               Notary Public

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CCMI Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER, and CAROL J. HIGHSMITH his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of October, 2003.


                                            /s/ Daniel J. Condon
                                            Daniel J. Condon
                                            Trustee



STATE OF KENTUCKY          )
                           )       ss:
COUNTY OF Harrison         )

     Before me, a Notary Public, in and for said county and state, personally appeared Daniel J. Condon, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 1st day of October, 2003.


                                                _/s/___________________________
                                                Notary Public











































                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CCMI Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER, and CAROL J. HIGHSMITH its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 21st day of July, 2003.

ATTEST:                                     CCMI Funds



By: /s/ Carol J. Highsmith                    By: /s/ Timothy L. Ashburn
    Carol J. Highsmith, Asst. Secretary           Timothy L. Ashburn, President


STATE OF OHIO                          )
                                            )        ss:
COUNTY OF HAMILTON                  )

         Before me, a Notary Public, in and for said county and state, personally appeared Timothy L. Ashburn, President and Carol J. Highsmith, Asst. Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of July, 2003.


                                                   /s/ Deborah S. Foster
                                                   Notary Public


                                        My commission expires: March 16, 2004